Exhibit 10.8

First

Southern

National Bank

NOTICE AND CONSENT TO MODIFICATION AND CONFIRMATION OF GUARANTY BY
GUARANTOR

DATE AND PARTIES. The date of this Notice And Consent To Modification And Confirmation Of Guaranty By Guarantor (Notice) is February 17, 2021. The parties and their addresses are:

LENDER:

FIRST SOUTHERN NATIONAL BANK

PO Box 295

103 Vincent Drive

Stanford, KY 40484

Telephone: (606) 365-3181

BORROWER:

KVC PROPERTIES LLC

293 LINDEN AVENUE

CHUBBUCK, ID 83202-1801

GUARANTOR:

CHARLES H KEISER

 ____________________

CHARLES S KEISER

__________________

DON I WILLIAMSON JR

 ______________________

GREGORY S ARMSTRONG

 ____________________

KENNETH SETH LUNDQUIST

 ________________________

1.	DEFINITIONS. In this Notice, these terms have the following meanings:

A. Pronouns. The pronouns “I”, “me” and “my” refer to all persons or entities signing this Notice, individually and together with their heirs, successors and assigns. "You” and “your” refer to the Lender, with its participants or syndicators, successors and assigns, or any person or company that acquires an interest in the Modification or Prior Obligation.

B. Modification. Modification refers to the Debt Modification Agreement dated February 17, 2021 and executed by you and the Borrower.

C. Prior Obligation. Prior Obligation refers to the Borrower's existing agreement to pay you money, dated January 25, 2021.

D. Property. Property refers to any property, real, personal or intangible, pledged by me to secure the Guaranty.

E. Guaranty. Guaranty refers to my previous agreement to absolutely and unconditionally promise to pay you and guarantee to you the full and prompt payment of the Prior Obligation.

KVC PROPERTIES LLC
Kentucky Notice to Guarantor		Initials
KY/4XPSLATON00000000002299025N	Wolters Kluwer Financial Services ©1996, 2021 Bankers SystemsTM		Page 1

2.     NOTICE TO GUARANTOR. I acknowledge that the Borrower has requested a modification to the terms of the Prior Obligation and that you have agreed to modify the Prior Obligation, subject to the terms and conditions contained in the Modification. A copy of the Modification is attached to this Notice.

3.     CONSENT BY GUARANTOR. I unconditionally consent to the Modification. Except to the extent that the Modification expressly modifies the terms and conditions of the Prior Obligation, I acknowledge that the terms and conditions of the Prior Obligation and the Guaranty continue in full force and effect.

4.     CONFIRMATION OF GUARANTY BY GUARANTOR. I represent and confirm that:

A. I continue to guarantee the debt(s), liabilities and obligations of the Borrower according to the terms of the Guaranty, and notwithstanding the Modification or any action or undertakings preceding the date of this Notice.

B. Any Property given to secure the Guaranty continues to secure the Guaranty as herein confirmed.

C. The Guaranty, as herein confirmed, remains in full force and effect, notwithstanding any action or undertakings by or against you with respect to the Property, the Prior Obligation, or any other guaranty thereof.

SIGNATURES. I agree to the terms contained in this Notice. I also acknowledge receipt of a copy of this Notice.

GUARANTOR:

E-SIGNED by Charles H. Keiser
on 2021-02-17 19:08:24 GMT	Date_______________
CHARLES H KEISER

E-SIGNED by Charles S. Keiser
on 2021-02-17 18:57:25 GMT	Date_______________
CHARLES S KEISER

E-SIGNED by Don I. Williamson Jr.
on 2021-02-18 03:06:32 GMT	Date_______________
DON I WILLIAMSON JR

E-SIGNED by Gregory S. Armstrong
on 2021-02-17 19:09:06 GMT	Date_______________
GREGORY S ARMSTRONG

E-SIGNED by Kenneth S. Lundquist
on 2021-02-18 13:17:27 GMT	Date_______________
KENNETH SETH LUNDQUIST

KVC PROPERTIES LLC
Kentucky Notice to Guarantor		Initials
KY/4XPSLATON00000000002299025N	Wolters Kluwer Financial Services ©1996. 2021 Bankers Systems™		Page 2

First

Southern

National Bank

PRIOR	LOAN NUMBER	ACCT. NUMBER	NOTE DATE	NOTE AMOUNT	MATURITY DATE
OBLIGATION
INFORMATION	______________	__________	01/25/21	$1,105,000.00	01/25/24

	LOAN NUMBER	ACCT. NUMBER	MODIFICATION DATE	NOTE AMOUNT

	______________	_______	February 17, 2021	$1,105,000.00
AMENDED
OBLIGATION	MATURITY DATE	INDEX (w/margin)	INTEREST RATE	INITIALS
INFORMATION
	01/25/24	Not Applicable	4.350%	DJG #1208585

		Creditor Use Only

DEBT MODIFICATION AGREEMENT

DATE AND PARTIES. The date of this Debt Modification Agreement (Modification) Is February 17, 2021. The parties and their addresses are:

LENDER:

FIRST SOUTHERN NATIONAL BANK

PO Box 295

103 Vincent Drive

Stanford., KY 40484

Telephone: (606) 365-3181

BORROWER:

KVC PROPERTIES LLC

a Hawaii Limited Liability Company

293 UNDEN AVENUE

CHUBBUCK, ID 83202-1801

1.  DEFINITIONS. In this Modification, these terms have the following meanings:

A.  Pronouns. The pronouns “I,” “me,” and “my” refer to each Borrower signing this Modification and each other person or legal entity (Including guarantors, endorsers, and sureties) who agrees to pay this Loan. “You” and “your” refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquires an interest in the Modification or the Prior Obligation.

B.  Amended Obligation. Amended Obligation is the resulting agreement that is created when the Modification amends the Prior Obligation. It Is described above in the AMENDED OBLIGATION INFORMATION section.

C.  Loan. Loan refers to this transaction generally. It includes the obligations and duties arising from the terms of all documents prepared or submitted in association with the Prior Obligation and this modification, such as applications, security agreements, disclosures, notes, agreements, and this Modification.

D.  Modification. Modification refers to this Debt Modification Agreement.

E.  Prior Obligation. Prior Obligation refers to my original agreement described above in the PRIOR OBLIGATION INFORMATION section, and any subsequent extensions, renewals, modifications or substitutions of it.

2.  BACKGROUND. You and I have previously entered into a Prior Obligation. As of the date of this Modification, the outstanding, unpaid balance of the Prior Obligation is $1,105,000.00. Subsequent to the execution of the Prior Obligation, Borrower notified Lender of a change in its ownership. To Induce Lender to agree to the change in ownership, and for value received, you and I agree to modify the terms of the Prior Obligation as provided in this Modification. Conditions have changed since the execution of the Prior Obligation instruments. In response, and for value received, you and I agree to modify the terms of the Prior Obligation, as provided for in this Modification.

KVC PROPERTIES LLC
Debt Modification Agreement		Initials
KY/4XPSLATON0000000000229902SN	Wolters Kluwer Financial Services ©1996, 2021 Bankers SystemsTM		Page 1

Lender consents to the following transfers and agrees such shall not be events of default under any applicable loan documents binding upon the parties named herein: (i) Charles S. Keiser assigning and transferring his 20% membership interest in Borrower to Charles H. Keiser, Don I. Williamson, Jr., Gregory S. Armstrong, and Kenneth Seth Lundquist (such that each of the foregoing four individuals would own 25% of the membership interests in Borrower) and (ii) Charles H. Keiser, Don I. Willamson, Jr., Gregory S. Armstrong, and Kenneth Seth Lundquist assigning and transferring all of their membership interests in Borrower to Inspire Veterinary Partners, Inc. (such that Inspire Veterinary Partners, Inc. would own all of the membership Interests in Borrower).

3.  CONTINUATION OF TERMS. I agree and understand that all other terms and provisions in the Prior Obligation survive and continue in full force and effect, except to the extent that they are specifically and expressly amended by this Modification. The express amendment of a term does not amend related or other terms - even If the related or other terms are contained in the same section or paragraph of the Prior Obligation. For illustration purposes only, a modification of the interest rate to be paid during the term of the loan would not modify the default rate of interest even though both of those terms are described in the Prior Obligation in a common section titled “Interest”. The term “Prior Obligation” includes the original instrument and any modifications prior to this Modification.

4.  TERMS. The Prior Obligation is modified as follows:

A. Guaranty. Inspire Veterinary Partners, Inc. agrees to Guaranty the Prior Obligation as modified pursuant to the terms contained in the Guaranty executed February 9, 2021

5.  WAIVER. I waive all claims, defenses, setoffs, or counterclaims relating to the Prior Obligation, or any document securing the Prior Obligation, that I may have. Any party to the Prior Obligation that does not sign this Modification, shall remain liable under the terms of the Prior Obligation unless released in writing by you.

6.  REASON(S) FOR MODIFICATION. ADD INSPIRE VETERINARY PARTNERS. INC. AS GUARANTORS FOR THIS LOAN IN LIGHT OF ITS PURCHASE OF BORROWER'S LLC MEMBERSHIP INTEREST

7.  SIGNATURES. By signing, I agree to the terms contained in this Modification. I also acknowledge receipt of a copy of this Modification.

KVC PROPERTIES LLC
Debt Modification Agreement		Initials
KY/4XPSLATON00000000002299025N	Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™		Page 2

BORROWER:

KVC PROPERTIES LLC

E-SIGNED by Charles S. Keiser
on 2021-02-17 19:00:20 GMT
By	_____________________________
CHARLES S KEISER, Authorized Agent

ACKNOWLEDGMENT AND CONSENT BY GUARANTOR.

I agree to the terms contained in this Modification and acknowledge receipt of a copy of this Modification.

E-SIGNED by Charles H. Keiser
on 2021-02-17 19:09:01 GMT

CHARLES H KEISER

E-SIGNED by Charles S. Keiser
on 2021-02-17 19:00:24 GMT

CHARLES S KEISER

E-SIGNED by Don I. Williamson Jr.
on 2021-02-18 03:07:01 GMT

DON I WILLIAMSON JR

E-SIGNED by Gregory S. Armstrong
on 2021-02-17 19:09:57 GMT

GREGORY S ARMSTRONG

E-SIGNED by Kenneth S. Lundquist
on 2021-02-18 13:17:38 GMT

KENNETH SETH LUNDQUIST

INSPIRE VETERINARY PARTNERS, INC

E-SIGNED by Kimball Carr
on 2021-02-17 21:00:28 GMT
By	______________________________
KIMBALL CARR. CEO

KVC PROPERTIES LLC
Debt Modification Agreement		Initials
KY/4XPSLATON00000000002299025N	Wolters Kluwer Financial Services ©1996, 2021 Bankers Systems™		Page 3

First

Southern

National Bank

AUTHORIZATION

to Guaranty

by Corporation

1.  ENTITY CERTIFICATIONS. I, KIMBALL CARR. CEO of INSPIRE VETERINARY PARTNERS. INC certify that:

A.  I am designated to execute this Authorization on behalf of INSPIRE VETERINARY PARTNERS, INC. Federal Tax Identifying Number 85-4359258 (Corporation).

B.  I am authorized and directed to execute an original or a copy of this Authorization to Financial Institution, and anyone else requiring a copy.

C.  Corporation is properly formed and validity existing under the taws of Idaho and that Corporation has the power and authority to conduct business and other activities as now being conducted.

D.  Corporation has the power and authority to adopt and provide this Authorization and to confer the powers granted in this Authorizations the designated Agents have the power and authority to exercise the actions specified in this Authorizations and Corporation property adopted these authorizations and appointed the Agents and me to act on its behalf.

E.  Corporation will not use any trade name or fictitious name without Financial Institution's prior written consent and will preserve Corporation's existing name, trade names, fictitious names and franchises.

F   Corporation will notify Financial Institution before reorganizing, merging, consolidating, recapitalizing, dissolving or otherwise materially changing ownership, management or organizational form. Corporation will be fully liable for failing to notify Financial Institution of these material changes.

2.  GENERAL AUTHORIZATIONS. I certify Corporation authorizes and agrees that:

A.  First Southern National Bank (Financial, lnstitution) is designated to provide Corporation the financial accommodations indicated in this Authorization.

B.  All prior transactions obligating Corporation to Financial Institution by or on behalf of Corporation are ratified by execution of this Authorization.

C.  Any Agent, while acting on behalf of Corporation, is authorized, subject to any expressed restrictions, to make all other arrangements with Financial Institution which are necessary for the effective exercise of the powers indicated within this Authorization.

D.  The signatures of the Agents are conclusive evidence of their authority to act on behalf of Corporation.

E.  Unless otherwise agreed to in writing, this Authorization replaces any earlier related Authorization and will remain effective until Financial Institution receives and records an express written notice of its revocation, modification or replacement. Any revocation, modification or replacement of this Authorization must be accompanied by documentation, satisfactory to Financial Institution, establishing the authority for the change.

F.  Corporation agrees not to combine proceeds from collateral securing any debts owed to Financial Institution with unrelated funds.

G.  Financial Institution may verify credit history of Corporation by obtaining a credit report from a credit reporting agency or any other necessary means.

3.  SPECIFIC AUTHORIZATIONS. Corporation agrees that the following persons (Agents) are authorized to act on behalf of Corporation in fulfilling the purposes of this Authorization:

Name and Title and, If Applicable, Representative	Signature	Facsimile Signature
Entity's Name and Relationship to Authorizing Entity

KIMBALL CARR. CEO of INSPIRE VETERINARY PARTNERS. INC

Corporation authorizes and directs the designated Agents to act. as Indicated, on Corporation's behalf to:

A.  Guaranty the payment and performance of all debts. Iiabilities and obligations, and their renewals, extensions, refinancing and modifications. that KVC PROPERTIES LLC (Borrower) owes now or in the future to Financial Institution, to the extent allowed by law.

The designated Agents may also grant a security interest, ben or other encumbrance to Financial Institution in any or all real or personal property that Corporation now owns or may acquire in the future for the payment or performance of this guaranty.

This power may only be exercised by KIMBALL CARR and requires one authorized signature.

4.  INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Authorization.

KVC PROPERTIES LLC
Kentucky Authorization		Initials
KY/4XPSLATON00000000002299025N	Wolters Kluwer Financial Services ©1996, 2021 Bankers SystemsTM		Page 1

SIGNATURES. By signing, I certify and agree to the terms contained in this Authorization on behalf of Corporation on February 17, 2021.

I also acknowledge receipt of a copy of this Authorization.

AUTHORIZATION'S SIGNER:

INSPIRE VETERINARY PARTNERS. INC

E-SIGNED by Kimball Carr
on 2021-02-17 21:01:35 GMT
By	__________________________
KIMBALL CARR. CEO

Notary or Acknowledgment Here (Optional)

FOR FINANCIAL INSTITUTION USE ONLY

Acct/Loan #                   Authorization and agreement completed and effective ________ by _____________________ for the Financial Institution.

KVC PROPERTIES LLC
Kentucky Authorization		Initials
KY/4XPSLATON00000000002299025N	Wolters Kluwer Financial Services ©1996, 2021 Bankers SystemsTM		Page 2